UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 6, 2011 (December 31, 2010)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On December 31, 2010 and on January 1, 2011, the Fox Business Network aired an interview with Patrick M. Byrne, Chairman and Chief Executive officer of Overstock.com, Inc. (the “Company”) that was taped on December 22, 2010.  During the interview, Mr. Byrne stated that “We’re over 10% growth for Q4.”  A transcript of the interview is attached hereto as Exhibit 99.1.

On January 5, 2011, the Fox Business Network aired an interview with Mr. Byrne.  During the interview, Mr. Byrne stated that “we’ve heard that the industry has been growing 12 or 13%. We actually got, we slowed down in the last 10 days. I think the bean counters are coming and telling me sort of 8% or so is what we grew.  But we did not get in to the, everybody in the last two weeks of December was slicing each other’s throats, all the retailers and we stepped back so our growth came down. I think it’s about 8% for the quarter but it’s more profitable growth for us so I feel very good about things.” A transcript of the interview is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

The following exhibits are furnished with this report:

99.1 Transcript of interview with Mr. Byrne, taped on December 22, 2010 and aired on December 31, 2010 and January 1, 2011.

99.2 Transcript of interview with Mr. Byrne aired on January 5, 2011

Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 as filed with the SEC on March 31, 2010, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 as filed with the SEC on October 29, 2010  and any subsequent filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut

Senior Vice President, Finance and Risk
Management
Date:	January 6, 2011